MFS(R) Floating Rate High Income Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Phillip C. Robbins               Portfolio Manager          2005      Vice   President   of   MFS;   employed   in  the
                                                                      investment  management  area of MFS  since  2004;
                                                                      Director  for ING Capital  Advisors  from 2002 to
                                                                      2004;  Principal of Cypress Holding Company prior
                                                                      to 2002.

David J. Cobey                   Portfolio Manager          July      Vice   President   of   MFS;   employed   in  the
                                                            2006      investment management area of MFS since 1995.


                  The date of this Supplement is July 17, 2006.